[GRAPHIC OMITTED]


Oppenheimer
DISCIPLINED ALLOCATION FUND



                                             SEMIANNUAL REPORT APRIL 30, 2002





[GRAPHIC OMITTED]
OppenheimerFunds(REGISTRATION MARK)
The Right Way to Invest

REPORT HIGHLIGHTS



    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 8  Financial
    Statements

33  Officers and
    Directors

36  Privacy Policy Notice



FUND OBJECTIVE
Oppenheimer Disciplined Allocation Fund seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.


CUMULATIVE TOTAL RETURNS*
          For the 6-Month Period
          Ended 4/30/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   1.29%        -4.54%
---------------------------------
Class B   0.88         -4.12
---------------------------------
Class C   0.86         -0.15
---------------------------------
Class N   1.16          0.16


AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 4/30/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -4.43%       -9.93%
---------------------------------
Class B   -5.18        -9.85
---------------------------------
Class C   -5.20        -6.13
---------------------------------
Class N   -4.86        -5.80


  SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

* SEE NOTES PAGE 7 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS


[GRAPHIC OMITTED]

JOHN V. MURPHY
PRESIDENT
OPPENHEIMER
DISCIPLINED ALLOCATION FUND


DEAR SHAREHOLDER,

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on the unimaginable year that has just past.
   For the first time in a decade, the United States economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to the slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and is following one of the longest periods of growth in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimulus the government and the Federal Reserve Bank have provided, the market has refocused on the importance of company fundamentals across all industries.
   The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."
   While the volatility of the economy is beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring that your investments have a long-term purpose and address your goals. A strategy that manages risk and the potential for rewards across many sectors of the market is one of the best ways to diversify your portfolio. You should also maintain an appropriate level of awareness about your funds.


1  OPPENHEIMER DISCIPLINED ALLOCATION FUND

LETTER TO SHAREHOLDERS


   Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, WWW.OPPENHEIMERFUNDS.COM, for timely fund information.
   This year will be full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned expertise and management experience that should help pave the way for a brighter future. Our vision is clear and focused, we are well positioned for the future and we hold a commitment to you, our shareholders, that we shall keep your long-term interests always in mind.
   In the face of adversity, we stood strong and proud. And despite the challenges we faced, we came together as never before with a greater sense of strength and resolve.
   I thank you for your continued support and confidence. I hope that you can see the strength and spirit that has led and continues to lead us towards a bright future. And I look forward to sharing with you the strength, expertise and resolve that makes OppenheimerFunds, an integral part of THE RIGHT WAY TO INVEST.


Sincerely,

/S/ JOHN V. MURPHY

John V. Murphy
May 21, 2002


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.


2  OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


PORTFOLIO MANAGEMENT
TEAM
CHRISTOPHER LEAVY
BRUCE BARTLETT


Q

HOW DID OPPENHEIMER DISCIPLINED ALLOCATION FUND PERFORM OVER THE SIX-MONTH PERIOD THAT ENDED APRIL 30, 2002?
A. In a difficult and volatile market environment, the Fund's returns lagged behind those of its benchmarks, the Standard & Poor's 500 Composite Stock Price Index for stocks and the Merrill Lynch Corporate and Government Master Index for bonds.(1)

WHY DID THE FUND'S RETURNS LAG BEHIND ITS RESPECTIVE BENCHMARKS?
We attribute the Fund's lackluster six-month returns to problems encountered by a small number of stock and bond holdings. In the Fund's stock portfolio, Tyco International Ltd. was hit hard by the accounting scandals and related bankruptcies of a few major corporations. Although Tyco was not directly implicated in the scandals, some of its practices were questioned as scrutiny of accounting standards intensified. The company's stock also suffered when management announced plans to split the conglomerate into four separate public companies, a move that purportedly was designed to enhance, not erode, shareholder value.(2)
   In the Fund's fixed-income portfolio, investment-grade corporate bonds issued by Enron Corp. hurt returns. These bonds lost virtually all of their value when Enron declared bankruptcy.
   These unfortunate investments masked relatively good returns among the vast majority of the Fund's holdings. We are also pleased our broad diversification strategy helped to cushion the effect of these poor investments on the Fund's overall returns.



1. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of performance of the U.S equity securities market. The Merrill Lynch Corporate and Government Master Index is a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds regarded as a general measurement of performance of the domestic debt securities market.
2. The Fund's holdings and allocations are subject to change. See page 8 for a complete listing of the Fund's holdings as of 4/30/02.


3  OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


AVERAGE DURATION IS A MEASURE OF A FUND'S INTEREST-RATE SENSITIVITY--THE LONGER A FUND'S DURATION, THE MORE SENSITIVE THE FUND IS TO SHIFTS IN INTEREST RATES


HOW WERE THE FUND'S ASSETS ALLOCATED AMONG STOCKS, BONDS AND CASH?
At the start of the reporting period, 58% of the Fund's assets were invested in stocks, 38% in bonds and 4% in cash. This allocation reflected an essentially "neutral" balance in which no single asset class was emphasized over others.
   Within the asset classes, however, the Fund's holdings reflected certain preferences. For example, the Fund's stock portfolio contained a greater number of value-oriented names than growth-oriented ones. That's primarily because growth-oriented stocks remained out of favor for much of the reporting period, a continuation of a longer-term trend that began in mid-2000. Our emphasis on undervalued stocks contributed positively to the Fund's performance during the period.
   As of the end of the reporting period, the Fund's assets were apportioned 42% to stocks, 54% to bonds and 4% to cash.(3)

HOW WERE THE FUND'S FIXED-INCOME INVESTMENTS MANAGED?
In the bond portfolio, we focused primarily on conservative investments such as U.S. government securities and investment-grade corporate bonds. Although the Fund's holdings of U.S. government securities benefited from declining interest rates during the first half of the period, they gave back those gains during the second half when the economy began to recover and investors anticipated higher interest rates. While investment-grade corporate bonds generally do well during economic recoveries, recent price improvements have not been enough to offset the damage inflicted earlier by the well-publicized defaults of a few major corporations. In our view, investors' concerns should ease and prices should recover over time as the majority of corporate issuers demonstrate their financial strength and adherence to sound accounting practices.


3. Allocations are subject to change.


4  OPPENHEIMER DISCIPLINED ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE
For the Periods Ended 3/31/02(4)

Class A
1-Year  5-Year 10-Year
-------------------------
-6.26%  3.44%  7.00%

Class B        Since
1-Year  5-Year Inception
-------------------------
-6.09%  3.61%  5.06%

Class C        Since
1-Year  5-Year Inception
-------------------------
-2.26%  3.89%  4.41%

Class N        Since
1-Year  5-Year Inception
-------------------------
-1.95%  N/A   -5.80%



   Toward the end of the reporting period, we repositioned the Fund's bond portfolio to address the challenges and seize the potential opportunities of a recovering economy. These changes included a reduction in the portfolio's average duration, which is designed to give us the flexibility we need to capture higher yields as they become available.

HOW WERE THE FUND'S EQUITY INVESTMENTS MANAGED?
We generally emphasized undervalued stocks of companies that, in our view, will enjoy improving business prospects within the next two to three years. The results of this approach produced some changes in the way we allocated the Fund's assets among the various industry groups. When we were near the bottom of the economic cycle in 2001, we increased our holdings of companies in the basic materials sector, where we were able to find companies with positive cash flows and the potential for strong earnings growth. We also increased our holdings in the consumer-cyclical group, with particular focus on companies that are reducing costs and expanding their markets. The healthcare sector also saw higher levels of investment as we established new positions and expanded existing ones in medical supplies and services companies.
   On the other hand, we reduced our holdings of technology companies when we took in profits from a number of winners and eliminated a few disappointments. We also reduced the Fund's exposure to the energy group, primarily because of pricing-related issues. Finally, in the financial services area, we reduced our insurance holdings. Nonetheless, the financial services group remains the Fund's single largest area of investment.

WHERE ARE YOU CURRENTLY FINDING INVESTMENT OPPORTUNITIES?
As of the end of the period, the U.S. economy appears to be recovering, and the Federal Reserve Board's next move is probably toward higher interest rates. As might be expected,


4. See Notes page 7 for further details.


5  OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


PORTFOLIO ALLOCATION(5)


[GRAPHIC OMITTED]
Bonds           53.6%
Stocks          41.9
Cash
Equivalents      4.5



we have recently found investment opportunities within industry groups that we believe will benefit from a resumption of corporate capital spending, such as the basic industries sector. Other opportunities are in areas that we believe were punished too severely during the downturn, such as long-distance telephone companies.
   Regardless of where the economy goes from here, we intend to maintain a broadly diversified approach to the financial markets. In our view, spreading risk across asset classes and investment styles is key to what makes Oppenheimer Disciplined Allocation Fund an important part of THE RIGHT WAY TO INVEST.





TOP TEN COMMON STOCK HOLDINGS(6)
-------------------------------------------------------------
USA EDUCATION, INC.                                      2.6%
-------------------------------------------------------------
FREDDIE MAC                                              2.4
-------------------------------------------------------------
KOHL'S CORP.                                             1.7
-------------------------------------------------------------
DOMINION RESOURCES, INC.                                 1.7
-------------------------------------------------------------
JOHNSON & JOHNSON                                        1.6
-------------------------------------------------------------
RAYTHEON CO.                                             1.5
-------------------------------------------------------------
AT&T CORP.                                               1.4
-------------------------------------------------------------
CITIGROUP, INC.                                          1.4
-------------------------------------------------------------
BAXTER INTERNATIONAL, INC.                               1.2
-------------------------------------------------------------
SAPPI LTD., SPONSORED ADR                                1.2

TOP FIVE COMMON STOCK INDUSTRIES(6)
-------------------------------------------------------------
DIVERSIFIED FINANCIALS                                   7.8%
-------------------------------------------------------------
MULTILINE RETAIL                                         3.5
-------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES                           2.8
-------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES                         2.7
-------------------------------------------------------------
AEROSPACE & DEFENSE                                      2.6


5. Portfolio is subject to change. Percentages are as of April 30, 2002, and are based on total market value of investments.
6. Portfolio is subject to change. Percentages are as of April 30, 2002, and are based on net assets.


6  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES


IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deductions of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception). Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



7  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  APRIL 30, 2002 / UNAUDITED


                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 COMMON STOCKS--45.7%
----------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--7.3%
----------------------------------------------------------------------------------
 AUTOMOBILES--0.4%
 Harley-Davidson, Inc.                                        8,600    $   455,714
----------------------------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--0.8%
 Mattel, Inc.                                                50,300      1,038,192
----------------------------------------------------------------------------------
 MEDIA--1.6%
 EchoStar Communications Corp., Cl. A(1)                     15,000        408,000
----------------------------------------------------------------------------------
 Fox Entertainment Group, Inc., A Shares(1)                  41,200        972,320
----------------------------------------------------------------------------------
 News Corp. Ltd. (The), Sponsored ADR, Preference            28,600        633,776
                                                                       -----------
                                                                         2,014,096

----------------------------------------------------------------------------------
 MULTILINE RETAIL--3.5%
 BJ's Wholesale Club, Inc.(1)                                12,000        535,560
----------------------------------------------------------------------------------
 Costco Wholesale Corp.(1)                                   25,000      1,005,000
----------------------------------------------------------------------------------
 Kohl's Corp.(1)                                             28,800      2,122,560
----------------------------------------------------------------------------------
 Target Corp.                                                14,000        611,100
                                                                       -----------
                                                                         4,274,220

----------------------------------------------------------------------------------
 SPECIALTY RETAIL--1.0%
 Bed Bath & Beyond, Inc.(1)                                  34,600      1,286,082
----------------------------------------------------------------------------------
 CONSUMER STAPLES--1.1%
----------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--0.5%
 Walgreen Co.                                                16,000        604,320
----------------------------------------------------------------------------------
 TOBACCO--0.6%
 Philip Morris Cos., Inc.                                    14,000        762,020
----------------------------------------------------------------------------------
 ENERGY--1.7%
----------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--1.1%
 Noble Drilling Corp.(1)                                     32,600      1,413,210
----------------------------------------------------------------------------------
 OIL & GAS--0.6%
 BP plc, ADR                                                 11,800        599,440
----------------------------------------------------------------------------------
 Tesoro Petroleum Corp.(1)                                    8,400         94,920
                                                                       -----------
                                                                           694,360

----------------------------------------------------------------------------------
 FINANCIALS--9.3%
----------------------------------------------------------------------------------
 BANKS--0.2%
 Bank of America Corp.                                        3,000        217,440
----------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--7.8%
 AMBAC Financial Group, Inc.                                  3,000        188,580
----------------------------------------------------------------------------------
 American Express Co.                                         6,600        270,666
----------------------------------------------------------------------------------
 Citigroup, Inc.                                             40,666      1,760,838
----------------------------------------------------------------------------------
 Franklin Resources, Inc.                                    23,200        972,080
----------------------------------------------------------------------------------
 Freddie Mac                                                 45,900      2,999,565


8  OPPENHEIMER DISCIPLINED ALLOCATION FUND



                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS Continued
 Merrill Lynch & Co., Inc.                                    7,800    $   327,132
----------------------------------------------------------------------------------
 USA Education, Inc.                                         33,100      3,172,635
                                                                       -----------
                                                                         9,691,496

----------------------------------------------------------------------------------
 INSURANCE--1.3%
 Allstate Corp.                                              11,000        437,140
----------------------------------------------------------------------------------
 MBIA, Inc.                                                   7,400        399,082
----------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                       9,200        868,020
                                                                       -----------
                                                                         1,704,242

----------------------------------------------------------------------------------
 HEALTH CARE--8.4%
----------------------------------------------------------------------------------
 BIOTECHNOLOGY--1.0%
 Gilead Sciences, Inc.(1)                                    18,000        560,160
----------------------------------------------------------------------------------
 IDEC Pharmaceuticals Corp.(1)                               12,600        692,370
                                                                       -----------
                                                                         1,252,530

----------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--2.7%
 Baxter International, Inc.                                  26,500      1,507,850
----------------------------------------------------------------------------------
 Biomet, Inc.                                                29,500        832,785
----------------------------------------------------------------------------------
 Stryker Corp.                                               17,900        957,829
                                                                       -----------
                                                                         3,298,464

----------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--2.4%
 AmerisourceBergen Corp.                                      2,500        193,750
----------------------------------------------------------------------------------
 Cardinal Health, Inc.                                       11,700        810,225
----------------------------------------------------------------------------------
 Lincare Holdings, Inc.(1)                                    5,200        163,696
----------------------------------------------------------------------------------
 McKesson Corp.                                              17,000        686,630
----------------------------------------------------------------------------------
 Service Corp. International(1)                              31,700        123,947
----------------------------------------------------------------------------------
 Tenet Healthcare Corp.(1)                                   14,300      1,049,191
                                                                       -----------
                                                                         3,027,439

----------------------------------------------------------------------------------
 PHARMACEUTICALS--2.3%
 Bristol-Myers Squibb Co.                                     4,900        141,120
----------------------------------------------------------------------------------
 Johnson & Johnson                                           31,000      1,979,660
----------------------------------------------------------------------------------
 Pharmacia Corp.                                             18,600        766,878
                                                                       -----------
                                                                         2,887,658

----------------------------------------------------------------------------------
 INDUSTRIALS--7.2%
----------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--2.6%
 Boeing Co.                                                   5,600        249,760
----------------------------------------------------------------------------------
 Lockheed Martin Corp.                                       16,800      1,056,720
----------------------------------------------------------------------------------
 Raytheon Co.                                                44,500      1,882,350
                                                                       -----------
                                                                         3,188,830


9  OPPENHEIMER DISCIPLINED ALLOCATION FUND



STATEMENT OF INVESTMENTS  UNAUDITED / CONTINUED


                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 AIRLINES--0.0%
 Continental Airlines, Inc., Cl. B(1)                         2,500    $    65,000
----------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--2.8%
 Cendant Corp.(1)                                            19,200        345,408
----------------------------------------------------------------------------------
 Concord EFS, Inc.(1)                                        27,000        879,930
----------------------------------------------------------------------------------
 First Data Corp.                                            10,400        826,696
----------------------------------------------------------------------------------
 Republic Services, Inc.(1)                                  70,000      1,386,000
                                                                       -----------
                                                                         3,438,034

----------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--0.4%
 Tyco International Ltd.                                     26,000        479,700
----------------------------------------------------------------------------------
 MACHINERY--1.4%
 Caterpillar, Inc.(2)                                        27,000      1,474,740
----------------------------------------------------------------------------------
 Navistar International Corp.                                 6,800        271,320
                                                                       -----------
                                                                         1,746,060

----------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--4.6%
----------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.8%
 Geotek Communications, Inc., Series B (Escrowed)(1,3)          100             --
----------------------------------------------------------------------------------
 Lucent Technologies, Inc.                                   77,700        357,420
----------------------------------------------------------------------------------
 Motorola, Inc.                                              34,800        535,920
----------------------------------------------------------------------------------
 Nokia Corp., Sponsored ADR, A Shares(1)                      4,600         74,796
                                                                       -----------
                                                                           968,136

----------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.2%
 EMC Corp.(1)                                                18,500        169,090
----------------------------------------------------------------------------------
 SanDisk Corp.(1)                                             3,700         60,532
                                                                       -----------
                                                                           229,622

----------------------------------------------------------------------------------
 IT CONSULTING & SERVICES--1.2%
 Titan Corp. (The)(1)                                        64,900      1,483,614
----------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.7%
 Agere Systems, Inc.(1)                                      56,100        237,864
----------------------------------------------------------------------------------
 Broadcom Corp., Cl. A(1)                                     9,000        310,500
----------------------------------------------------------------------------------
 Micron Technology, Inc.(1)                                  17,300        410,010
                                                                       -----------
                                                                           958,374

----------------------------------------------------------------------------------
 SOFTWARE--1.7%
 Mentor Graphics Corp.(1)                                    10,100        194,930
----------------------------------------------------------------------------------
 Microsoft Corp.(1)                                          24,500      1,280,370
----------------------------------------------------------------------------------
 SAP AG (Systeme, Anwendungen, Produkte in der
 Datenverarbeitung), Sponsored ADR                           18,700        609,620
                                                                       -----------
                                                                         2,084,920


10  OPPENHEIMER DISCIPLINED ALLOCATION FUND


                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 MATERIALS--2.7%
----------------------------------------------------------------------------------
 CHEMICALS--0.8%
 FMC Corp.(1)                                                26,500    $ 1,025,550
----------------------------------------------------------------------------------
 METALS & MINING--0.7%
 Alcoa, Inc.                                                 24,600        837,138
----------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--1.2%
 Sappi Ltd., Sponsored ADR                                  119,100      1,499,469
----------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--1.5%
----------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
 AT&T Corp.                                                 135,400      1,776,448
----------------------------------------------------------------------------------
 WorldCom, Inc./WorldCom Group(1)                            18,900         46,853
                                                                       -----------
                                                                         1,823,301

----------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--0.0%
 Microcell Telecommunications, Inc., Cl. B(1)                 1,899            835
----------------------------------------------------------------------------------
 UTILITIES--1.9%
----------------------------------------------------------------------------------
 ELECTRIC UTILITIES--1.9%
 Dominion Resources, Inc.                                    31,900      2,118,798
----------------------------------------------------------------------------------
 Duke Energy Corp.                                            7,900        302,807
                                                                       -----------
                                                                         2,421,605
                                                                       -----------
 Total Common Stocks (Cost $53,000,583)                                 56,871,671

==================================================================================
 OTHER SECURITIES--0.5%
----------------------------------------------------------------------------------
 Nasdaq-100 Unit Investment Trust(1) (Cost $727,085)         18,000        571,140

                                                              UNITS
==================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------
 Concentric Network Corp. Wts., Exp. 12/15/07(1,3)              100              1
----------------------------------------------------------------------------------
 McCaw International Ltd. Wts., Exp. 4/15/07(1,3)               100              1
----------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(1,4)      500            546
----------------------------------------------------------------------------------
 Price Communications Corp. Wts., Exp. 8/1/07(1,3)              516         23,220
----------------------------------------------------------------------------------
 Signature Brands USA, Inc. Wts., Exp. 8/15/02(1,3)             100             --
                                                                       -----------
 Total Rights, Warrants and Certificates (Cost $5,248)                      23,768

                                                          PRINCIPAL
                                                             AMOUNT
==================================================================================
 ASSET-BACKED SECURITIES--1.6%
----------------------------------------------------------------------------------
 Litigation Settlement Monetized Fee Trust, Asset-Backed
 Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31(3)   $925,048        942,254
----------------------------------------------------------------------------------
 Norse CBO Ltd., Collateralized Bond Obligations,
 Series 1A, Cl. A3, 6.515%, 8/13/10(3)                      991,679        992,919
                                                                       -----------
 Total Asset-Backed Securities (Cost $1,916,374)                         1,935,173

==================================================================================
 MORTGAGE-BACKED OBLIGATIONS--14.1%
----------------------------------------------------------------------------------
 Asset Securitization Corp.,
 Commercial Mtg. Pass-Through Certificates,
 Series 1996-D2, Cl. A3, 7.52%, 2/14/29(5)                  700,000        692,890






11  OPPENHEIMER DISCIPLINED ALLOCATION FUND



STATEMENT OF INVESTMENTS  UNAUDITED / CONTINUED


                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
==================================================================================
 MORTGAGE-BACKED OBLIGATIONS CONTINUED
----------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6.50%, 3/1/26                                          $   335,660    $   341,121
 6.50%, 5/25/32(6)                                       12,000,000     12,142,560
 7.50%, 1/1/08-6/1/08                                       184,486        196,192
----------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates,
 Trust 1992-15, 7%, 2/25/22                               1,016,587      1,056,295
----------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates,
 Interest-Only Stripped
 Mtg.-Backed Security, Trust 1993-223,
 Cl. PM, 7.13%, 10/25/23(3,7)                               465,041         53,973
----------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc.,
 Collateralized Mtg. Obligations,
 Series 1999-2, Cl. A3, 6.50%, 4/25/29                      500,000        499,530
----------------------------------------------------------------------------------
 Government National Mortgage Assn.:
 7%, 4/15/09-2/15/24                                        550,646        576,617
 7.50%, 3/15/09                                             210,642        224,920
 8%, 5/15/17                                                160,310        172,830
----------------------------------------------------------------------------------
 Norwest Asset Securities Corp., Multiclass Mtg.
 Pass-Through Certificates:
 Series 1999-16, Cl. A3, 6%, 6/25/29                        500,000        512,185
 Series 1999-18, Cl. A2, 6%, 7/25/29                      1,000,000      1,018,750
                                                                       -----------
 Total Mortgage-Backed Obligations (Cost $17,164,491)                   17,487,863

==================================================================================
 U.S. GOVERNMENT OBLIGATIONS--9.5%
----------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts.,
  3.625%, 4/15/04                                         2,000,000      2,002,988
----------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 4.875%, 2/15/12                                          1,215,000      1,195,067
 7.50%, 11/15/16                                            700,000        830,730
 8.75%, 5/15/17                                           1,250,000      1,645,704
----------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 3.625%, 3/31/04                                          1,825,000      1,840,826
 5.75%, 11/15/05                                          1,350,000      1,424,357
 5.875%, 11/15/04                                           655,000        691,332
 6.50%, 2/15/10                                           2,000,000      2,192,892
                                                                       -----------
 Total U.S. Government Obligations (Cost $11,377,989)                   11,823,896

==================================================================================
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--14.9%
----------------------------------------------------------------------------------
 Albertson's, Inc., 7.45% Unsec. Debs., 8/1/29              600,000        615,457
----------------------------------------------------------------------------------
 AOL Time Warner, Inc., 6.875% Nts., 5/1/12                 700,000        665,159
----------------------------------------------------------------------------------
 AT&T Corp., 8% Sr. Nts., 11/15/31(4)                       170,000        149,882
----------------------------------------------------------------------------------
 AT&T Wireless Services, Inc.,
 7.50% Sr. Unsec. Nts., 5/1/07                              600,000        600,512
----------------------------------------------------------------------------------
 AXA Group, 8.60% Unsec. Sub. Nts., 12/15/30                550,000        626,010
----------------------------------------------------------------------------------
 CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12      350,000        347,132
----------------------------------------------------------------------------------
 Citigroup, Inc., 6% Nts., 2/21/12                          500,000        495,101
----------------------------------------------------------------------------------
 Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05  500,000        496,695
----------------------------------------------------------------------------------
 Dime Capital Trust I, 9.33% Capital Securities,
 Series A, 5/6/27                                           500,000        532,054
----------------------------------------------------------------------------------
 El Paso Electric Co., 8.25% First Mtg. Bonds,
 Series C, 2/1/03                                           500,000        517,228
----------------------------------------------------------------------------------
 Finova Group, Inc. (The), 7.50% Nts., 11/15/09             223,000         80,280
----------------------------------------------------------------------------------
 Fort James Corp., 6.875% Sr. Nts., 9/15/07               1,000,000        962,123



12  OPPENHEIMER DISCIPLINED ALLOCATION FUND




                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
==================================================================================
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
----------------------------------------------------------------------------------
 General Electric Capital Corp.:
 5.875% Nts., Series MTNA, 2/15/12                      $   500,000    $   490,994
 6.75% Nts., Series A, 3/15/32                            1,000,000        990,561
----------------------------------------------------------------------------------
 General Motors Acceptance Corp.,
 7% Auto Loan Nts., 2/1/12                                  500,000        504,913
----------------------------------------------------------------------------------
 Hertz Corp. (The), 6.50% Sr. Nts., 5/15/06               1,200,000      1,163,114
----------------------------------------------------------------------------------
 Nationwide CSN Trust, 9.875% Sec. Nts., 2/15/25(4)       1,000,000      1,032,812
----------------------------------------------------------------------------------
 Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05(8)         1,000,000        955,000
----------------------------------------------------------------------------------
 PHH Corp., 8.125% Nts., 2/3/03                             500,000        507,697
----------------------------------------------------------------------------------
 PSEG Power LLC, 8.625% Sr. Unsec. Nts., 4/15/31            300,000        338,976
----------------------------------------------------------------------------------
 Pulte Corp., 8.125% Sr. Unsec. Nts., 3/1/11                500,000        507,118
----------------------------------------------------------------------------------
 Scotia Pacific Co. LLC, 7.71% Sec. Nts.,
 Series B, Cl. A-3, 1/20/14                                 350,000        256,781
----------------------------------------------------------------------------------
 Stilwell Financial, Inc., 7% Nts., 11/1/06                 500,000        507,858
----------------------------------------------------------------------------------
 TCI Communications, Inc., 9.80% Sr. Unsec. Debs., 2/1/12   700,000        799,104
----------------------------------------------------------------------------------
 Teco Energy, Inc., 7.20% Unsec. Unsub. Nts., 5/1/11        500,000        521,102
----------------------------------------------------------------------------------
 Telefonica de Argentina SA, 9.125% Nts., Series 1, 5/7/08  500,000        252,500
----------------------------------------------------------------------------------
 TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21           500,000        630,179
----------------------------------------------------------------------------------
 Unilever Capital Corp.,
 6.875% Sr. Unsec. Unsub. Nts., 11/1/05                   1,000,000      1,069,041
----------------------------------------------------------------------------------
 Union Pacific Corp., 7.60% Unsec. Nts., 5/1/05             500,000        540,646
----------------------------------------------------------------------------------
 VoiceStream Wireless Corp.,
 10.375% Sr. Unsec. Nts., 11/15/09                          673,000        730,205
----------------------------------------------------------------------------------
 Williams Cos., Inc. (The), 8.125% Unsec. Nts., 3/15/12(4)  600,000        614,670
                                                                      ------------
 Total Non-Convertible Corporate Bonds and Notes
 (Cost $18,754,265)                                                     18,500,904

==================================================================================
 CONVERTIBLE CORPORATE BONDS AND NOTES--2.0%
----------------------------------------------------------------------------------
 CIENA Corp., 3.75% Cv. Sr. Unsec. Nts., 2/1/08           2,000,000      1,290,000
----------------------------------------------------------------------------------
 Tyco International Ltd., Zero Coupon Cv. Sr. Unsec.
 Unsub. Liquid Yield Option Nts., 1.28%, 11/17/20(9)      2,000,000      1,247,500
                                                                      ------------
 Total Convertible Corporate Bonds and Notes
 (Cost $3,581,186)                                                       2,537,500

==================================================================================
 SHORT-TERM NOTES--17.1%
----------------------------------------------------------------------------------
 Federal Home Loan Bank, 1.79%, 5/1/02
 (Cost $21,300,000)                                      21,300,000     21,300,000

==================================================================================
 REPURCHASE AGREEMENTS--4.9%
----------------------------------------------------------------------------------
 Repurchase agreement with Zion Bank/Capital Markets
 Group, 1.83%, dated 4/30/02, to be repurchased at
 $6,115,311 on 5/1/02, collateralized by U.S. Treasury
 Bonds, 7.50%--11.875%, 8/15/03--11/15/16, with a value
 of $4,399,847, U.S. Treasury Nts., 3.375%--6.50%,
 4/30/04--10/15/06, with a value of $1,685,048 and U.S.
 Treasury Bills, 6/20/02, with a value of $159,413
 (Cost $6,115,000)                                        6,115,000      6,115,000
----------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $133,942,221)              110.3%   137,166,915
----------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                        (10.3)   (12,855,847)
                                                        --------------------------
 NET ASSETS                                                   100.0%  $124,311,068
                                                        ==========================




13  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  UNAUDITED / CONTINUED


FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                              CONTRACTS  EXPIRATION  EXERCISE     PREMIUM MARKET VALUE
                        SUBJECT TO CALL       DATES     PRICE    RECEIVED   SEE NOTE 1
--------------------------------------------------------------------------------------
 Caterpillar, Inc.                   80     5/20/02    $50.00     $19,427      $37,600
 Caterpillar, Inc.                   40     8/19/02     60.00       8,280        4,600
                                                                 ---------------------
                                                                  $27,707      $42,200
                                                                 =====================


3. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,797,910 or 1.45% of the Fund's net assets as of April 30, 2002.
5. Represents the current interest rate for a variable or increasing rate security.
6. When-issued security to be delivered and settled after April 30, 2002.
7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
8. Securities with an aggregate market value of $286,500 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
9. Zero coupon bond reflects effective yield on the date of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


14  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES  UNAUDITED


 APRIL 30, 2002
===================================================================================
 ASSETS
-----------------------------------------------------------------------------------
 Investments, at value (cost $133,942,221)
  -- see accompanying statement                                       $137,166,915
-----------------------------------------------------------------------------------
 Cash                                                                       25,086
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                          766,386
 Interest, dividends and principal paydowns                                699,130
 Shares of capital stock sold                                               17,891
 Amounts due from OFI                                                       15,336
 Other                                                                       2,599
                                                                      -------------
 Total assets                                                          138,693,343

===================================================================================
 LIABILITIES
-----------------------------------------------------------------------------------
 Options written, at value (premiums received $27,707)                      42,200
-----------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $12,113,188
 purchased on a when-issued basis)                                      13,929,458
 Shares of capital stock redeemed                                          219,331
 Shareholder reports                                                        72,540
 Directors' compensation                                                    29,516
 Distribution and service plan fees                                         25,745
 Transfer and shareholder servicing agent fees                              23,330
 Daily variation on futures contracts                                       14,792
 Other                                                                      25,363
                                                                      -------------
 Total liabilities                                                      14,382,275
===================================================================================
 NET ASSETS                                                           $124,311,068
                                                                      =============

===================================================================================
 COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------
 Par value of shares of capital stock                                 $      9,893
-----------------------------------------------------------------------------------
 Additional paid-in capital                                            138,707,052
-----------------------------------------------------------------------------------
 Undistributed net investment income                                       236,566
-----------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions              (17,848,559)
-----------------------------------------------------------------------------------
 Net unrealized appreciation on investments and
 translation of assets and liabilities denominated in
 foreign currencies                                                      3,206,116
                                                                      -------------
 NET ASSETS                                                           $124,311,068
                                                                      =============




15  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES  UNAUDITED / CONTINUED

=======================================================================================
 NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets
 of $107,099,786 and 8,534,308 shares of capital stock outstanding)              $12.55
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                     $13.32
---------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,992,515
 and 1,098,967 shares of capital stock outstanding)                              $12.73
---------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,112,222
 and 250,757 shares of capital stock outstanding)                                $12.41
---------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $106,545 and
 8,510 shares of capital stock outstanding)                                      $12.52


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


16  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF OPERATIONS  UNAUDITED


 FOR THE SIX MONTHS ENDED APRIL 30, 2002
===================================================================================
 INVESTMENT INCOME
-----------------------------------------------------------------------------------
 Interest                                                               $1,573,843
-----------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $708)                      341,298
                                                                        -----------
 Total income                                                            1,915,141

===================================================================================
 EXPENSES
-----------------------------------------------------------------------------------
 Management fees                                                           400,319
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   137,381
 Class B                                                                    72,385
 Class C                                                                    15,088
 Class N                                                                       142
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                             171,256
-----------------------------------------------------------------------------------
 Shareholder reports                                                        26,138
-----------------------------------------------------------------------------------
 Accounting service fees                                                     7,500
-----------------------------------------------------------------------------------
 Directors' compensation                                                     3,730
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 3,201
-----------------------------------------------------------------------------------
 Other                                                                       9,168
                                                                        -----------
 Total expenses                                                            846,308
 Less reduction to custodian expenses                                         (177)
                                                                        -----------
 Net expenses                                                              846,131

===================================================================================
 NET INVESTMENT INCOME                                                   1,069,010

===================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------

 Net realized gain (loss) on:
 Investments                                                            (3,683,988)
 Closing of futures contracts                                               14,428
 Closing and expiration of option contracts written                          4,538
                                                                        -----------
 Net realized loss                                                      (3,665,022)

-----------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                             4,295,982
 Translation of assets and liabilities denominated in foreign currencies        13
                                                                        -----------
 Net change                                                              4,295,995
                                                                        -----------
 Net realized and unrealized gain                                          630,973

===================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $1,699,983
                                                                        ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




17  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                          SIX MONTHS          YEAR
                                                               ENDED         ENDED
                                                      APRIL 30, 2002   OCTOBER 31,
                                                         (UNAUDITED)          2001
===================================================================================
 OPERATIONS
-----------------------------------------------------------------------------------
 Net investment income                                  $  1,069,010  $  2,654,379
-----------------------------------------------------------------------------------
 Net realized loss                                        (3,665,022)  (13,176,727)
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)      4,295,995    (5,224,834)
                                                        ---------------------------
 Net increase (decrease) in net assets resulting
  from operations                                          1,699,983   (15,747,182)

===================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                  (1,371,460)   (2,498,703)
 Class B                                                    (119,797)     (195,117)
 Class C                                                     (25,906)      (40,745)
 Class N                                                        (423)          (10)

===================================================================================
 CAPITAL STOCK TRANSACTIONS
-----------------------------------------------------------------------------------
 Net increase (decrease) in net assets
 resulting from capital stock transactions:
 Class A                                                  (5,938,490)  (15,345,653)
 Class B                                                    (802,455)   (1,061,078)
 Class C                                                     220,098      (637,673)
 Class N                                                     106,084         1,730

===================================================================================
 NET ASSETS                                               (6,232,366)  (35,524,431)
-----------------------------------------------------------------------------------
 Beginning of period                                     130,543,434   166,067,865
-----------------------------------------------------------------------------------
 End of period (including undistributed net investment
 income of $236,566 and $685,142, respectively)         $124,311,068  $130,543,434
                                                        ===========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



18  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS


                                                   SIX MONTHS                                                             YEAR
                                                        ENDED                                                            ENDED
                                               APRIL 30, 2002                                                         OCT. 31,
CLASS A                                           (UNAUDITED)         2001         2000         1999         1998         1997
===============================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $ 12.54      $ 14.23      $ 15.03      $ 15.45      $ 16.81      $ 16.00
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .11          .26(1)       .44          .44          .45          .51(2)
 Net realized and unrealized gain (loss)                  .06        (1.69)(1)      .68         (.01)         .45         2.25(2)
                                                      -------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                    .17        (1.43)        1.12          .43          .90         2.76
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.16)        (.26)        (.44)        (.44)        (.45)        (.56)
 Distributions from net realized gain                      --           --        (1.48)        (.41)       (1.81)       (1.39)
                                                      -------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.16)        (.26)       (1.92)        (.85)       (2.26)       (1.95)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.55       $12.54       $14.23       $15.03       $15.45       $16.81
                                                      =========================================================================

===============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                     1.29%     (10.12)%        8.27%        2.62%        5.93%       18.82%
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)            $107,100     $112,864     $144,244     $258,159     $298,558     $243,267
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $111,435     $128,477     $172,514     $293,677     $268,715     $238,821
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                   1.77%        1.88%(1)     2.88%        2.72%        2.96%        3.17%
 Expenses                                                1.22%        1.19%        1.11%        1.04%        1.04%(5)     1.11%(5)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   63%         164%          34%         122%          97%          98%



1. Without the adoption of the change in amortization method for the fiscal years beginning after December 15, 2000, these amounts would have been:
Net investment income                Change less than $0.005
Net realized and unrealized gain     Change less than $0.005
Net investment income ratio          1.92%
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



19  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS  CONTINUED


                                                   SIX MONTHS                                                             YEAR
                                                        ENDED                                                            ENDED
                                               APRIL 30, 2002                                                         OCT. 31,
CLASS B                                           (UNAUDITED)         2001         2000         1999         1998         1997
===============================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $12.72       $14.43       $15.20       $15.62       $16.99       $16.16
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .06          .15(1)       .30          .31          .36          .40(2)
 Net realized and unrealized gain (loss)                  .06        (1.70)(1)      .73           --          .43         2.27(2)
                                                       ------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                    .12        (1.55)        1.03          .31          .79         2.67
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.11)        (.16)        (.32)        (.32)        (.35)        (.45)
 Distributions from net realized gain                      --           --        (1.48)        (.41)       (1.81)       (1.39)
                                                       ------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.11)        (.16)       (1.80)        (.73)       (2.16)       (1.84)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.73       $12.72       $14.43       $15.20       $15.62       $16.99
                                                       ========================================================================

===============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                     0.88%      (10.79)%       7.48%        1.84%        5.10%       17.96%
-------------------------------------------------------------------------------------------------------------------------------


===============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)             $13,993      $14,770      $17,892      $23,522      $21,754       $8,720
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $14,592      $16,569      $19,643      $24,648      $14,235       $6,183
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                   1.02%        1.14%(1)     2.12%        1.97%        2.19%        2.32%
 Expenses                                                1.97%        1.94%        1.87%        1.80%        1.80%(5)     1.89%(5)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   63%         164%          34%         122%          97%          98%



1. Without the adoption of the change in amortization method for the fiscal years beginning after December 15, 2000, these amounts would have been:
Net investment income              $  .16
Net realized and unrealized loss    (1.71)
Net investment income ratio          1.18%
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



20  OPPENHEIMER DISCIPLINED ALLOCATION FUND


                                                   SIX MONTHS                                                             YEAR
                                                        ENDED                                                            ENDED
                                               APRIL 30, 2002                                                         OCT. 31,
CLASS C                                           (UNAUDITED)         2001         2000         1999         1998         1997
===============================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $ 12.41      $ 14.08      $ 14.88      $ 15.31      $ 16.70      $ 15.93
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .07          .13(1)       .28          .32          .37          .44(2)
 Net realized and unrealized gain (loss)                  .04        (1.64)(1)      .72         (.01)         .40         2.19(2)
                                                      -------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                    .11        (1.51)        1.00          .31          .77         2.63
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.11)        (.16)        (.32)        (.33)        (.35)        (.47)
 Distributions from net realized gain                      --           --        (1.48)        (.41)       (1.81)       (1.39)
                                                      -------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.11)        (.16)       (1.80)        (.74)       (2.16)       (1.86)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.41       $12.41       $14.08       $14.88       $15.31       $16.70
                                                       ========================================================================

===============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                     0.86%      (10.76)%       7.44%        1.84%        5.10%       17.93%
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)              $3,112       $2,893       $3,931       $5,719       $4,824       $1,473
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $3,044       $3,280       $4,255       $5,876       $2,861       $  805
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                   1.02%        1.14%(1)     2.13%        1.97%        2.18%        2.18%
 Expenses                                                1.97%        1.94%        1.86%        1.80%        1.80%(5)     1.92%(5)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   63%         164%          34%         122%          97%          98%


1. Without the adoption of the change in amortization method for the fiscal years beginning after December 15, 2000, these amounts would have been:
Net investment income              $  .14
Net realized and unrealized loss    (1.65)
Net investment income ratio          1.18%
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



21  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS  CONTINUED


                                                   SIX MONTHS         YEAR
                                                        ENDED        ENDED
                                               APRIL 30, 2002     OCT. 31,
CLASS N                                           (UNAUDITED)      2001(1)
===========================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $ 12.52      $ 13.74
---------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .12          .12(2)
 Net realized and unrealized gain (loss)                  .03        (1.20)(2)
                                                      ---------------------
 Total income (loss) from
 investment operations                                    .15        (1.08)
---------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.15)        (.14)
 Distributions from net realized gain                      --           --
                                                      ---------------------
 Total dividends and/or distributions
 to shareholders                                         (.15)        (.14)
---------------------------------------------------------------------------
 Net asset value, end of period                        $12.52       $12.52
                                                      =====================

===========================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                     1.16%       (7.90)%
---------------------------------------------------------------------------

===========================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------
 Net assets, end of period (in thousands)                $107           $2
---------------------------------------------------------------------------
 Average net assets (in thousands)                       $ 58           $1
---------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                   1.41%        1.04%(2)
 Expenses                                                1.46%        1.68%
---------------------------------------------------------------------------
 Portfolio turnover rate                                   63%         164%


1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Without the adoption of the change in amortization method for the fiscal years beginning after December 15, 2000, these amounts would have been:
Net investment income                   Change less than $0.005
Net realized and unrealized gain        Change less than $0.005
Net investment income ratio             1.08%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



22  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  UNAUDITED
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes
A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the



23  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  UNAUDITED / CONTINUED
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED
Fund's net asset value to the extent the Fund makes such transactions while remaining substantially fully invested. As of April 30, 2002, the Fund had entered into net outstanding when-issued transactions of $12,113,188.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


24  OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 2002, the Fund's projected benefit obligations were increased by $1,683 and payments of $4,585 were made to retired directors, resulting in an accumulated liability of $29,014 as of April 30, 2002.
   The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the
Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
   As of April 30, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryover of $17,529,494. This estimated capital loss carryover represents carryover as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of October 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

            EXPIRING
            --------------------------
               2008        $   167,496
               2009         13,696,976
                           -----------
              Total        $13,864,472
                           ===========


25  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  UNAUDITED / CONTINUED
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
================================================================================
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



26  OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
2. SHARES OF CAPITAL STOCK
The Fund has authorized 550 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:


                         SIX MONTHS ENDED APRIL 30, 2002   YEAR ENDED OCTOBER 31, 2001(1)
                               SHARES        AMOUNT            SHARES         AMOUNT
-----------------------------------------------------------------------------------------
CLASS A
Sold                          254,876   $  3,237,398        453,469       $  6,078,435
Dividends and/or
distributions reinvested      102,310      1,324,649        182,218          2,404,510
Redeemed                     (824,028)   (10,500,537)    (1,772,576)       (23,828,598)
                             ------------------------------------------------------------
Net decrease                 (466,842)  $ (5,938,490)    (1,136,889)      $(15,345,653)
                             ============================================================

-----------------------------------------------------------------------------------------
CLASS B
Sold                           94,644   $  1,221,274        229,496       $  3,127,331
Dividends and/or
distributions reinvested        8,683        114,282         13,741            184,308
Redeemed                     (165,432)    (2,138,011)      (322,213)        (4,372,717)
                             ------------------------------------------------------------
Net decrease                  (62,105)  $   (802,455)       (78,976)      $ (1,061,078)
                             ============================================================

-----------------------------------------------------------------------------------------
CLASS C
Sold                           42,806   $    539,249         63,616$           848,633
Dividends and/or
distributions reinvested        1,959         25,134          3,008             39,397
Redeemed                      (27,217)      (344,285)      (112,706)        (1,525,703)
                             ------------------------------------------------------------
Net increase (decrease)        17,548   $    220,098        (46,082)      $   (637,673)
                             ============================================================

-----------------------------------------------------------------------------------------
CLASS N
Sold                            8,501   $    107,609            131       $      1,730
Dividends and/or
distributions reinvested           32            411             --                 --
Redeemed                         (154)        (1,936)            --                 --
                             ------------------------------------------------------------
Net increase                    8,379   $    106,084            131       $      1,730
                             ============================================================


1. For the year ended October 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.

================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2002, were $72,538,806 and $86,877,494, respectively.



27  PPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  UNAUDITED / CONTINUED
================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million. The Fund's management fee for the six months ended April 30, 2002 was an annualized rate of 0.625%.
--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% per annum. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                AGGREGATE         CLASS A      CONCESSIONS     CONCESSIONS       CONCESSIONS      CONCESSIONS
                FRONT-END       FRONT-END       ON CLASS A      ON CLASS B        ON CLASS C       ON CLASS N
            SALES CHARGES   SALES CHARGES           SHARES          SHARES            SHARES           SHARES
SIX MONTHS     ON CLASS A     RETAINED BY      ADVANCED BY     ADVANCED BY       ADVANCED BY      ADVANCED BY
ENDED              SHARES     DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------
April 30, 2002    $56,161         $37,227           $3,939          $38,442           $5,008             $798

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                              CLASS A        CLASS B         CLASS C         CLASS N
                           CONTINGENT     CONTINGENT      CONTINGENT      CONTINGENT
                             DEFERRED       DEFERRED        DEFERRED        DEFERRED
                        SALES CHARGES  SALES CHARGES   SALES CHARGES   SALES CHARGES
SIX MONTHS                RETAINED BY    RETAINED BY     RETAINED BY     RETAINED BY
ENDED                     DISTRIBUTOR    DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------
April 30, 2002                   $252        $15,165            $427             $10

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.



28  OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A Service Plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A Service Plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2002, payments under the Class A plan totaled $137,381, all of which were paid by the Distributor to recipients, and included $90,982 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended April 30, 002, were as follows:


                                                                        DISTRIBUTOR'S
                                                        DISTRIBUTOR'S       AGGREGATE
                                                            AGGREGATE    UNREIMBURSED
                                                         UNREIMBURSED   EXPENSES AS %
                       TOTAL PAYMENTS  AMOUNT RETAINED       EXPENSES   OF NET ASSETS
                           UNDER PLAN   BY DISTRIBUTOR     UNDER PLAN        OF CLASS
--------------------------------------------------------------------------------------
Class B Plan                  $72,385          $56,511       $551,759            3.94%
Class C Plan                   15,088            3,584         89,823            2.89
Class N Plan                      142              136            362            0.34




29  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  UNAUDITED / CONTINUED

================================================================================
5. FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of April 30, 2002, the Fund had outstanding futures contracts as follows:


                                                                              UNREALIZED
                           EXPIRATION        NUMBER OF  VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION            DATES        CONTRACTS   APRIL 30, 2002   (DEPRECIATION)
----------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                     6/19/02       2       $    204,625          $  2,875
                                                                                --------
CONTRACTS TO SELL
U.S. Treasury Nts., 5 yr.           6/19/02     137         14,462,063             2,000
U.S. Treasury Nts., 10 yr.          6/19/02      13          1,378,609           (8,813)
                                                                                --------
                                                                                 (6,813)
                                                                                --------
                                                                                $(3,938)
                                                                                ========

30  OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
6. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended April 30, 2002, was as follows:

                                                               CALL OPTIONS
                                                  -------------------------
                                                   NUMBER OF      AMOUNT OF
                                                   CONTRACTS       PREMIUMS
----------------------------------------------------------------------------
Options outstanding as of October 31, 2001                --       $     --
Options written                                          229         62,891
Options closed or expired                               (109)       (35,184)
                                                   -------------------------
Options outstanding as of April 30, 2002                 120       $ 27,707
                                                   =========================



31  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  UNAUDITED / CONTINUED

================================================================================
7. ILLIQUID OR RESTRICTED SECURITIES
As of April 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of April 30, 2002 was $2,012,368, which represents 1.62% of the Fund's net assets. Information concerning restricted securities is as follows:


                                                                   VALUATION AS OF     UNREALIZED
SECURITY                        ACQUISITION DATE          COST      APRIL 30, 2002   DEPRECIATION
-------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Geotek Communications, Inc.,
Series B (Escrowed)                       1/4/01          $400                 $--           $400


================================================================================
8. BANK BORROWINGS
Effective November 13, 2001, the Fund no longer participated in the agreement.



32  OPPENHEIMER DISCIPLINED ALLOCATION FUND

OPPENHEIMER DISCIPLINED ALLOCATION FUND


A SERIES OF OPPENHEIMER SERIES FUND, INC.
================================================================================
OFFICERS AND DIRECTORS    Leon Levy, Chairman of the Board of Directors
                          Donald W. Spiro, Vice Chairman of the Board of Directors
                          John V. Murphy, Director and President
                          Robert G. Galli, Director
                          Phillip A. Griffiths, Director
                          Benjamin Lipstein, Director
                          Elizabeth B. Moynihan, Director
                          Kenneth A. Randall, Director
                          Edward V. Regan, Director
                          Russell S. Reynolds, Jr., Director
                          Clayton K. Yeutter, Director
                          Bruce L. Bartlett, Vice President
                          Christopher Leavy, Vice President
                          Robert G. Zack, Secretary
                          Brian W. Wixted, Treasurer
                          Katherine P. Feld, Assistant Secretary
                          Kathleen T. Ives, Assistant Secretary
                          Denis R. Molleur, Assistant Secretary

===============================================================================
INVESTMENT ADVISOR        OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
SERVICING AGENT

===============================================================================
CUSTODIAN OF              The Bank of New York
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT AUDITORS      KPMG LLP

===============================================================================
LEGAL COUNSEL             Mayer, Brown, Rowe and Maw

                          The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                          OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW
                          YORK, NY 10018



(COPYRIGHT MARK)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.


33  OPPENHEIMER DISCIPLINED ALLOCATION FUND

OPPENHEIMERFUNDS FAMILY


 GLOBAL EQUITY          Developing Markets Fund                                 Global Fund
                        International Small Company Fund                        Quest Global Value Fund
                        Europe Fund                                             Global Growth & Income Fund
                        International Growth Fund
---------------------------------------------------------------------------------------------------------------------------
 EQUITY                 STOCK                                                   STOCK & BOND
                        Emerging Technologies Fund                              Quest Opportunity Value Fund
                        Emerging Growth Fund                                    Total Return Fund
                        Enterprise Fund                                         Quest Balanced Value Fund
                        Discovery Fund                                          Capital Income Fund
                        Main Street(REGISTRATION MARK)                          Small Cap Fund  Multiple Strategies Fund
                        Small Cap Value Fund                                    Disciplined Allocation Fund
                        MidCap Fund                                             Convertible Securities Fund
                        Main Street(REGISTRATION MARK) Opportunity Fund         SPECIALTY
                        Growth Fund                                             Real Asset Fund(REGISTRATION MARK)
                        Capital Appreciation Fund                               Gold & Special Minerals Fund
                        Main Street(REGISTRATION MARK) Growth & Income Fund     Tremont Market Neutral Fund, LLC(1)
                        Value Fund                                              Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
---------------------------------------------------------------------------------------------------------------------------
 INCOME                 TAXABLE                                                 MUNICIPAL
                        International Bond Fund                                 California Municipal Fund(3)
                        High Yield Fund                                         New Jersey Municipal Fund(3)
                        Champion Income Fund                                    New York Municipal Fund(3)
                        Strategic Income Fund                                   Municipal Bond Fund
                        Bond Fund                                               Intermediate Municipal Fund
                        Senior Floating Rate Fund
                        U.S. Government Trust
                        Limited-Term Government Fund
                        Capital Preservation Fund(2)
                        ROCHESTER DIVISION
                        Rochester National Municipals
                        Rochester Fund Municipals
                        Limited Term New York Municipal Fund
                        Pennsylvania Municipal Fund(3)
---------------------------------------------------------------------------------------------------------------------------
 SELECT MANAGERS        STOCK                                                   STOCK & BOND
                        Mercury Advisors Focus Growth Fund                      QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund
                        Mercury Advisors S&P 500(REGISTRATION MARK) Index Fund(2)
---------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET(4)        Money Market Fund                                       Cash Reserves



1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


34  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                            THIS PAGE INTENTIONALLY LEFT BLANK.


35  OPPENHEIMER DISCIPLINED ALLOCATION FUND

PRIVACY POLICY NOTICE


AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:
* Applications or other forms
* When you create a user ID and password for online account access
* When you enroll in eDocs Direct
* Yourtransactions with us, our affiliates or others
* A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
* Account access
* Create a user ID and profile
* User profile
* eDocs Direct, our electronic document delivery service


36  OPPENHEIMER DISCIPLINED ALLOCATION FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.
* All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
* Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
* You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.


--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.525.7048.



37  OPPENHEIMER DISCIPLINED ALLOCATION FUND

INFORMATION AND SERVICES


GET THIS REPORT ONLINE!
With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or pros-pectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience.
Sign up today at WWW.OPPENHEIMERFUNDS.COM.


INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------
PHONELINK(1)
24-hr automated information and automated transactions 1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------
TICKER SYMBOLS  Class A: CNMTX  Class B: CDABX  Class C: CDACX
                Class N: CDANX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                               [GRAPHIC OMITTED]
                           OppenheimerFunds(REGISTRATION MARK) Distributor, Inc.


RS0205.001.0402 June 28, 2002